Exhibit 10.6

ADDENDUM TO TRANSACTION DOCUMENTS

THIS ADDENDUM TO TRANSACTION DOCUMENTS (the “Addendum”) is entered into effective as of the 5th day of July, 2012 (the “Effective Date”), by and between PURE BIOSCIENCE, INC., a Delaware corporation (the “Company”); and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). The Company and each of the Purchasers are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

The Parties have previously executed a Securities Purchase Agreement dated 26 June 2012 (the “Purchase Agreement”), as well as those additional “Transaction Documents”, as that term is defined in the Purchase Agreement. All capitalized terms used herein though not defined herein shall have the same meanings attached to them, if any, in the Purchase Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Purchase Agreement and the Transaction Documents as follows:

I
AMENDMENT

1.1         The first sentence of Section 4.16 of the Purchase Agreement is hereby amended to read as follows:

Notwithstanding anything to the contrary in this Agreement, the Notes, or the Warrants, the Purchasers collectively shall have no right to receive from the Company, including from Origination Shares, Note Shares, Warrant Shares (to the extent such Warrant Shares must be included for purposes of NASDAQ Rule 5635(d)), or Escrow Shares (to the extent such Escrow Shares have not been returned to the Company for cancellation), more than 19.999% of the amount of Common Stock of the Company issued and outstanding on the Closing Date, unless the Company’s shareholders shall have approved the transactions contemplated hereby, including without limitation the issuance of Origination Shares, Escrow Shares, Note Shares and Warrant Shares in excess of 20% of the amount of Common Stock of the Company issued and outstanding on the Closing Date.

1.2         The Company hereby represents, warrants, and agrees that none of its Subsidiaries (i) hold or own any material assets; (ii) conduct any material business; and, (iii) will own any material assets or conduct any material business at any time while any of the Notes remain unpaid in whole or in part.

1.3         Each Purchaser shall have the right and option, in its sole discretion, to use its Note as consideration to participate in the registered public offering of the Company’s securities currently being considered, and on the same terms and conditions as other investors in said offering.

II
PRECEDENCE AND INCORPORATION BY REFERENCE

Except as specifically amended by this Addendum, each and every term, covenant, and condition contained in the original Subcontract Agreement shall persist and remain in full force and effect, and each such term, covenant, and condition is incorporated herein by reference as though set forth in full.

III
ACCEPTANCE AND EXECUTION

This Addendum and the Transaction Documents, as amended herein, are hereby accepted by the Parties.
IV
EXECUTION

4.1           This Addendum may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by fax or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine or E-Mail to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or E-Mail, as a defense to the formation of a contract.

4.2           IN WITNESS WHEREOF, this ADDENDUM TO TRANSACTION DOCUMENTS has been duly executed by the Parties and shall be effective as of and on the Effective Date. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Addendum, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Addendum.

COMPANY: PURE Bioscience, Inc., a Delaware corporation

BY:	/s/ Michael L. Krall

NAME:	Michael L. Krall

TITLE:	President

DATED:	July 5, 2012

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO PURE BIOSCIENCE, INC.
ADDENDUM TO TRANSACTION DOCUMENTS]

IN WITNESS WHEREOF, the undersigned have caused this Addendum to Transaction Documents to be duly executed by their respective authorized signatories as of the Effective Date indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________